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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) March 13, 1997

                         DRUG GUILD DISTRIBUTORS, INC.
             (Exact Name of Registrant as Specified in its Charter)

New Jersey                           2-96510-NY                11-2269958
---------------               ------------------------         --------------
(State of other               (Commission File Number)         (IRS Employer
jurisdiction of                                                Identification
incorporation)                                                 Number)

           350 Meadowland Parkway, Secaucus, New Jersey        07094
           --------------------------------------------        -----
           (Address of Principal Executive Offices)            (Zip Code)

                         Registrant's telephone number,
                      including area code, (201) 348-3700


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Item 6:           RESIGNATIONS OF REGISTRANT'S DIRECTORS

         On March 13, 1997, Roman Englander resigned as a director of the Drug Guild Distributors, Inc. Board of Directors, as a trustee of the Drug Guild Distributors, Inc. Defined Benefit Pension Plan and as a trustee of the Drug Guild Distributors, Inc. Profit Sharing Plan effective February 28, 1997.


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                                   SIGNATURES

         Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated:  April 3, 1997

                                    DRUG GUILD DISTRIBUTORS, INC.

                                    By: /s/ Jay Reba
                                        --------------------------------------
                                        Jay Reba
                                        Chief Financial and Accounting Officer